UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 22, 2020
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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVTI	The NASDAQ Global Select Market

Indicate by check mark whether that registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 22, 2020, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Covenant Transportation Group, Inc., a Nevada corporation (the “Company”), approved performance-based bonus opportunities for the Company's senior executive officers, including the Company’s named executive officers (the “2020 Bonus Program”). In designing the 2020 Bonus Program, the Compensation Committee considered, among other things, the recent realignment of our executive team, our redesigned organizational structure, and the acceleration of the implementation of our strategic plan. Such recent events informed the Compensation Committee as they set goals under the 2020 Bonus Program related to (i) safety, (ii) strategic planning, (iii) accountability, (iv) leverage, and (v) cost reductions (collectively, the “2020 Performance Goals”). When establishing the 2020 Performance Goals and determining the potential cash payouts under the 2020 Bonus Program, the Compensation Committee also reviewed: (i) the impact of COVID-19, (ii) the magnitude of each participant’s ability to impact corporate performance based on the executive's responsibilities at the time the targets were set, (iii) the composition of each participant’s total compensation package, (iv) our financial goals, and (v) information provided by Willis Towers Watson, our independent compensation consultant. The Compensation Committee set new annual bonus targets, expressed as a percentage of year-end annualized base salary, for each of our named executive officers and Mr. Bunn as follows, provided that the 2020 Bonus Program would be calculated based on 50% of such targets given the continuing effects of COVID-19:

Name	Target(1)
David R. Parker	100.0%
Joey B. Hogan	100.0%
John A. Tweed	100.0%
M. Paul Bunn	60.0%
Richard B. Cribbs	50.0%
T. Ryan Rogers	50.0%

(1)	The Compensation Committee determined that the 2020 Bonus Program would be calculated based on 50% of such targets given the continuing effects of COVID-19.

Under the 2020 Bonus Program, the participants may receive annual cash bonuses up to 50% of their respective target set forth above (each a “2020 Bonus Opportunity”), based on upon the satisfaction of the 2020 Performance Goals. If three of the 2020 Performance Goals were achieved, each participant would receive 60% of their 2020 Bonus Opportunity. If four of the 2020 Performance Goals were achieved, each participant would receive 80% of their 2020 Bonus Opportunity. If all five of the 2020 Performance Goals were achieved, each participant would receive 100% of their 2020 Bonus Opportunity. If two or fewer of the 2020 Performance Goals were achieved, the participant would not receive a bonus under the 2020 Bonus Program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: May 29, 2020	By:	/s/ M. Paul Bunn
M. Paul Bunn
Executive Vice President, Chief Financial Officer, and Secretary